                                                                   EXHIBIT 10.49

                          WARRANT ISSUANCE AGREEMENT

          THIS WARRANT ISSUANCE AGREEMENT (this "Agreement") is made on the 1st day of August, 2000, by and between Stamps.com Inc., a Delaware corporation (the "Company") and Cydcor Limited, an Ontario, Canada company ("Cydcor").

          WHEREAS, the Company and Cydcor desire to extend their strategic relationship by amending that certain Market Agreement dated May 15, 2000 (the "Market Agreement");

          WHEREAS, as an incentive to extend this strategic relationship, the Company desires to issue to Cydcor warrants to purchase shares of the Company's Common Stock in accordance with the terms and conditions set forth herein; and

          NOW, THEREFORE, the parties hereby agree as follows:

1.  Issuance of Warrants.
    --------------------

    1.1  Issuance of Warrants. Beginning August 1, 2000 and subject to the
         --------------------
terms and conditions of this Agreement and the Market Agreement, the Company agrees to issue to Cydcor as of the Calculation Date a warrant in the form attached hereto as Exhibit A. Each warrant shall remain exercisable for a period
                   ---------
of two (2) years from the Calculation Date. For purposes of this Agreement, "Calculation Date" shall mean the last business day of the month following a month in which warrants are earned by Cydcor under this Agreement (i.e., for the period August 1, 2000 through August 31, 2000, the Calculation Date shall be September 29, 2000).

    1.2  Number of Shares.  Each warrant issued by the Company under this
         ----------------
Agreement shall entitle Cydcor to purchase a number of shares of the Company's Common Stock equal to the Number of New Customers as of a Calculation Date. The total number of shares of Common Stock authorized for issuance upon exercise of warrants issued under this Agreement shall not exceed 500,000 (the "Share Limit"). For purposes of this Agreement, "Number of New Customers" shall mean the actual number of New Customers (as defined in the Market Agreement) added during a calendar month that have an active account on the applicable Calculation Date for that calendar month; provided, however, that the calculation of the Number of New Customers shall be subject to Section 1.5 below.

    1.3  Exercise Price of Warrants.  The exercise price for each warrant
         --------------------------
issued hereunder shall be equal to the closing price of the Company's Common Stock on the Nasdaq National Market on the Calculation Date.

    1.4  Termination.  This Agreement shall terminate on the earlier of (i) one
         -----------
calendar month following the termination of the Market Agreement; or (ii) the issuance by the Company of an aggregate number of warrants that allow Cydcor to purchase a number of shares up to the Share Limit.

    1.5  Power Plan Churn.  At each Calculation Date, the Company will
         ----------------
determine how many new customers out of the total Number of New Customers initially registered under the Company's Power Plan (or such other successor pricing plan as Company may designate from time to time) (the "Power Plan Users"). If on such Calculation Date more than 7.5% of these Power Plan Users have switched to the Company's Simple Plan (or other lesser priced service offered by the Company, together with the Simple Plan), Cydcor shall have until the next Calculation Date to reduce the percentage to 7.5% or below. If the total percentage exceeds 7.5% on that subsequent Calculation Date, the total number of Power Plan Users who have downgraded their service on or prior to that Calculation Date will be subtracted from the Number of New Customers for the applicable month. This adjustment will continue in effect for each subsequent month until the total percentage for a month is 7.5% or less, at which time the cure provisions in the preceding two sentences shall again become applicable. In the event the Company at some time in the future offers only a single pricing plan, this Section 1.5 shall be inapplicable with regard to customers added in the month prior to the pricing plan revision.

    1.6  Example.  Assume 100 New Customers sign up during August 2000 and that
         -------
95 of those New Customers have active accounts on September 29, 2000, the applicable Calculation Date for August 2000. Cydcor will receive a warrant to purchase 95 shares of Common Stock with an exercise price equal to the closing price of Stamps.com on Nasdaq on September 29, 2000. The warrants will remain exercisable until September 29, 2002. If on September 29, 2000 the Company determines that more than 7.5% of the Power Plan Users who signed up during August 2000 have switched to a lesser-priced plan, Cydcor will have until the next Calculation Date (here, October 31, 2000) to reduce the percentage to 7.5% or below. If October 31, 2000, more than 7.5% of the Power Plan Users who signed up in September 2000 have switched to a lesser-priced plan, that number of switched customers will be subtracted from the number of New Customers for September 2000.

2.  Representations and Warranties of the Company. The Company hereby
    ---------------------------------------------
represents and warrants to Cydcor that:

     2.1  Organization, Good Standing and Qualification.  The Company is a
          ---------------------------------------------
corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties.

     2.2  Authorization.  All corporate action on the part of the Company, its
          -------------
officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder, and the authorization, issuance, sale and delivery of the Common Stock and the warrants being offered hereunder has been taken. This Agreement constitutes a valid and legally binding obligation of the Company, enforceable in accordance with their respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, and
(ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

     2.3  Valid Issuance of Common Stock.  The Common Stock issuable upon
          ------------------------------
exercise of any warrant, when issued, sold and delivered in accordance with the terms of the warrants for the consideration set forth therein, will be duly and validly issued, fully paid and nonassessable and will be free of restrictions on transfer, other than restrictions on transfer under the Warrant and under applicable state and federal securities laws.

3.  Representations and Warranties of Cydcor.  Cydcor hereby represents and
    ----------------------------------------
warrants that:

    3.1  Authorization.  Cydcor has full power and authority to enter into this
         -------------
Agreement and such agreement constitutes its valid and legally binding obligation, enforceable in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally and,
(ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

    3.2  Purchase Entirely for Own Account.  This Agreement is made with Cydcor
         ---------------------------------
in reliance upon Cydcor's representation to the Company, which by Cydcor's execution of this Agreement Cydcor hereby confirms, that the Common Stock and the warrants to be received by Cydcor will be acquired for investment for Cydcor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that Cydcor has no present intention of selling, granting any participation in or otherwise distributing the same. By executing this Agreement, Cydcor further represents that Cydcor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to the person or to any third person, with respect to any of the Common Stock.

    3.3  Investment Experience.  Cydcor acknowledges that it is able to fend
         ---------------------
for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Common Stock. Cydcor also represents it has not been organized for the purpose of acquiring the Common Stock or the Warrant.

    3.4  Accredited Investor.  Cydcor is an "accredited investor" within the
         -------------------
meaning of Securities and Exchange Commission ("SEC") Rule 501 of Regulation D, as presently in effect.

    3.5  Restricted Securities.  Cydcor understands that the Common Stock and
         ---------------------
the warrants it is receiving are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such Common Stock or Warrant may be resold without registration under the Securities Act of 1933, as amended (the "Act") only in certain limited circumstances. In the absence of an effective registration statement covering the Common Stock or warrants or an available exemption from registration under the Act, the Common Stock and the warrants must be held indefinitely. In this regard, Cydcor represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

    3.6  Further Limitations on Disposition.  Without in any way limiting the
         ----------------------------------
representations set forth above, Cydcor further agrees not to make any disposition of all or any of the warrants or all or any portion of the Common Stock issuable upon exercise of the warrants unless:

     (a) There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

     (b) Cydcor shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and if requested by the Company, Cydcor shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company that such disposition will not require registration of such shares under the Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

    3.7  Legends.  It is understood that the certificates evidencing the shares
         -------
of Common Stock or the Warrant may bear the following legends:

    (a)  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN
REGISTERED UNDER THE SECURITIES ACT OF 1933, (THE "ACT"), OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED UNLESS SOLD PURSUANT TO RULE 144 UNDER THE ACT.

    (b)  Any legend required under applicable state securities laws.

4.  California Commissioner of Corporations.
    ---------------------------------------

    4.1  Corporate Securities Law.  THE SALE OF THE SECURITIES THAT ARE THE
         ------------------------
SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

5.  Conditions of the Company's Obligations.  The obligations of the
    ---------------------------------------
Company to Cydcor under this Agreement are subject to the fulfillment on or before the issuance of any warrants hereunder of each of the following conditions:

    5.1  Representations and Warranties.  The representations and warranties of
         ------------------------------
Cydcor contained in Section 3 shall be true on and as of each warrant issuance date with the same effect as though such representations and warranties had been made on and as of such date.

    5.2  Qualifications.  All authorizations, approvals or permits, if any, of
         --------------
any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the warrants upon pursuant to this Agreement or the Common Stock issuable upon exercise of such warrants shall be duly obtained and effective as of the Closing.

    5.3  Market Agreement.  The Market Agreement shall be in full force
         ----------------
and effect on and as of each warrant issuance date and there shall not at such time exist any breach or alleged or threatened breach of any representation or covenant of the Market Agreement by Cydcor. In addition, no notice of termination of the Market Agreement shall have been delivered by Cydcor on or prior to a warrant issuance date.

6.  Miscellaneous.
    -------------

    6.1  Survival.  The warranties, representations and covenants of the
         --------
Company and Cydcor contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of Cydcor or the Company.

    6.2  Successors and Assigns.  Except as otherwise provided herein, the
         ----------------------
terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any of the Common Stock). Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

    6.3  Governing Law.  This Agreement shall be governed by and construed
         -------------
under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

    6.4  Titles and Subtitles.  The titles and subtitles used in this Agreement
         --------------------
are used for convenience only and are not to be considered in construing or interpreting this Agreement.

    6.5  Notices.  All notices required or permitted hereunder shall be in
         -------
writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified; (ii) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day; (iii) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the address as set forth on the signature page hereof or at such other address as such party may designate by written notice to the other party.

    6.6  Expenses.  Each party to this Agreement shall bear and pay all costs
         --------
and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

    6.7  Amendments and Waivers.  Any term of this Agreement may be amended and
         ----------------------
the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Cydcor.

    6.8  Severability.  If one or more provisions of this Agreement are held to
         ------------
be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

    6.9  Entire Agreement.  This Agreement and the documents referred to herein
         ----------------
constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein.

    6.10 Counterparts.  This Agreement may be executed in any number of
         ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Execution and delivery of this Agreement by exchange of facsimile copies bearing the facsimile signature of a party hereto shall constitute a valid and binding execution and delivery of this Agreement by such party.



                            [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the parties have executed this Warrant Issuance Agreement as of the date first above written.

                                   STAMPS.COM INC.



                                   By:  /s/ Douglas Walner
                                        -----------------------------
                                        Name:  Douglas Walner
                                        Title:  Senior Vice President

                               Address: 3240 Ocean Park Blvd., Suite 1040
                                        Santa Monica, CA 90405
                                        Attention:  Chief Financial Officer
                                        Facsimile No.:  (310) 581-7500


                                   CYDCOR LIMITED


                                   By:  /s/ Avie Roth
                                        -----------------------------
                                        Name:  Avie Roth
                                        Title:  Vice President

                               Address: 250 Granton Drive
                                        Richmond Hill, ON L4B 1H7 Canada
                                        Attention:  ____________
                                        Facsimile No.:  (905) 764-1570

                                   EXHIBIT A

                                    WARRANT

                                      ii